UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  October 15, 2015
(Date of earliest event reported)

Morgan Stanley Bank of America Merrill Lynch Trust 2015-C25
(Exact name of issuing entity)

Bank of America, National Association
Morgan Stanley Mortgage Capital Holdings LLC
CIBC Inc.
Starwood Mortgage Funding III LLC
(Exact name of sponsor as specified in its charter)

Banc of America Merrill Lynch Commercial Mortgage Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-201743-02	56-1950039
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

One Bryant Park
New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	646-855-3953

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On or about October 15, 2015, a series of mortgage pass-through certificates, entitled Commercial Mortgage Pass-Through Certificates, Series 2015-C25 (the “Certificates”), is expected to be issued by Morgan Stanley Bank of America Merrill Lynch Trust 2015-C25, a New York common law trust (the “Issuing Entity”), pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1 and dated as of October 1, 2015 (the “Pooling and Servicing Agreement”), between Banc of America Merrill Lynch Commercial Mortgage Inc. (the “Registrant”), as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Pentalpha Surveillance LLC, as trust advisor, and U.S. Bank National Association, as trustee, certificate administrator, certificate registrar, authenticating agent and custodian.

The mortgage loan secured by the mortgaged property identified as “Herald Center” on Schedule II to the Pooling and Servicing Agreement (the “Herald Center Mortgage Loan”), which is an asset of the Issuing Entity, is part of a loan pair (the “Herald Center Loan Pair”) that also includes two (2) other pari passu promissory notes, which are not assets of the Issuing Entity.  The Herald Center Loan Pair will be serviced and administered in accordance with the Pooling and Servicing Agreement and the Herald Center Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.4.

The mortgage loan secured by the mortgaged property identified as “261 Fifth Avenue” on Schedule I to the Pooling and Servicing Agreement (the “261 Fifth Avenue Mortgage Loan”), which is an asset of the Issuing Entity, is part of a loan pair (the “261 Fifth Avenue Loan Pair”) that also includes one (1) other pari passu promissory note, which is not an asset of the Issuing Entity.  The 261 Fifth Avenue Loan Pair will be serviced and administered in accordance with the Pooling and Servicing Agreement and the 261 Fifth Avenue Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.5.

The mortgage loan secured by the mortgaged property identified as “Roosevelt New Orleans Waldorf Astoria” on Schedule II to the Pooling and Servicing Agreement (the “Roosevelt New Orleans Waldorf Astoria Mortgage Loan”), which is an asset of the Issuing Entity, is part of a non-serviced loan combination (the “Roosevelt New Orleans Waldorf Astoria Non-Serviced Loan Combination”) that also includes one (1) other pari passu promissory note, which is not an asset of the Issuing Entity.  The Roosevelt New Orleans Waldorf Astoria Non-Serviced Loan Combination will be serviced and administered in accordance with the pooling and servicing agreement for the JPMBB 2015-C31 securitization transaction (the “JPMBB 2015-C31 Pooling and Servicing Agreement”), an executed version of which is attached hereto as Exhibit 4.2, and the Roosevelt New Orleans Waldorf Astoria Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.6.

The mortgage loan secured by the mortgaged property identified as “Coastal Equities Retail Portfolio” on Schedule II to the Pooling and Servicing Agreement (“Coastal Equities Retail Portfolio Mortgage Loan”), which is an asset of the Issuing Entity, is part of a non-serviced loan combination (“Coastal Equities Retail Portfolio Non-Serviced Loan Combination”) that also includes six (6) other pari passu promissory notes, which are not assets of the Issuing Entity.  The Coastal Equities Retail Portfolio Non-Serviced Loan Combination will be serviced and administered in accordance with the pooling and servicing agreement for the MSBAM 2015-C24 securitization transaction (the “MSBAM 2015-C24 Pooling and Servicing Agreement”), an executed version of which is attached hereto as Exhibit 4.3, and the Coastal Equities Retail Portfolio Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.7.

The Certificates will consist of the following classes (each, a “Class”), designated as (i) the Class A-1, Class A-2, Class ASB, Class A-3, Class A-4, Class A-5, Class X-A, Class X-B, Class X-D, Class A-S, Class B, Class C and Class D Certificates (collectively, the “Publicly Offered Certificates”) and (ii) the Class E, Class F, Class G, Class V and Class R Certificates (collectively, the “Privately Offered Certificates”). Only the Publicly Offered Certificates have been offered to the public.

The Certificates represent, in the aggregate, the entire beneficial ownership in the Issuing Entity, a common law trust fund to be formed on or about October 15, 2015 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement.  The Issuing Entity’s primary assets will be fifty-six (56) fixed rate mortgage loans (the “Mortgage Loans”) secured by first liens on one hundred two (102) commercial, multifamily and manufactured housing community properties. Certain of the Mortgage Loans are expected to be acquired by the Registrant from Bank of America, National Association (“BANA”) pursuant to a Mortgage Loan Purchase Agreement, dated October 7, 2015, between the Registrant and BANA, an executed version of which is attached hereto as Exhibit 99.1; certain of the Mortgage Loans are expected to be acquired by the Registrant from Morgan Stanley Mortgage Capital Holdings LLC (“MSMCH”) pursuant to a Mortgage Loan Purchase Agreement, dated October 7, 2015, between the Registrant and MSMCH, an executed version of which is attached hereto as Exhibit 99.2; certain of the Mortgage Loans are expected to be acquired by the Registrant from CIBC Inc. (“CIBC”) pursuant to a Mortgage Loan Purchase Agreement, dated October 7, 2015, between the Registrant and CIBC, an executed version of which is attached hereto as Exhibit 99.3; and certain of the Mortgage Loans are expected to be acquired by the Registrant from Starwood Mortgage Funding III LLC (“SMF III”) pursuant to a Mortgage Loan Purchase Agreement, dated October 7, 2015, between the Registrant, SMF III and Starwood Mortgage Capital LLC, an executed version of which is attached hereto as Exhibit 99.4.

The funds to be used by the Registrant to pay the purchase price for the Mortgage Loans are expected to be derived from the proceeds of (i) the sale of the Publicly Offered Certificates by the Registrant to Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC, CIBC World Markets Corp. and Drexel Hamilton, LLC pursuant to an Underwriting Agreement, dated as of October 7, 2015, among the Registrant, as depositor, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC, CIBC World Markets Corp. and Drexel Hamilton, LLC, as underwriters, and BANA, an executed version of which is attached hereto as Exhibit 1.1, and (ii) the sale of the Privately Offered Certificates by the Registrant to Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. LLC pursuant to a Certificate Purchase Agreement, dated as of October 7, 2015, between the Registrant, as depositor, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. LLC, as initial purchasers, and BANA, which Privately Offered Certificates will be sold in transactions exempt from registration under the Securities Act of 1933, as amended.

The Publicly Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated October 7, 2015, supplementing the Prospectus dated October 7, 2015, each as filed with the Securities and Exchange Commission.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

Exhibit 1.1
Underwriting Agreement, dated as of October 7, 2015, among Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC, CIBC World Markets Corp. and Drexel Hamilton, LLC, as underwriters, and Bank of America, National Association.

Exhibit 4.1
Pooling and Servicing Agreement, dated as of October 1, 2015, between Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Pentalpha Surveillance LLC, as trust advisor, and U.S. Bank National Association, as trustee, certificate administrator, certificate registrar, authenticating agent and custodian.

Exhibit 4.2
Pooling and Servicing Agreement, dated as of August 1, 2015, among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wells Fargo Bank, National Association, as trustee, and Pentalpha Surveillance LLC, as senior trust advisor.

Exhibit 4.3
Pooling and Servicing Agreement, dated as of August 1, 2015, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Park Bridge Lender Services LLC, as trust advisor, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, certificate registrar, authenticating agent and custodian.

Exhibit 4.4
Agreement Between Note Holders, dated as of October 15, 2015, by and between Morgan Stanley Mortgage Capital Holdings LLC, as the Initial Note A-1 Holder, Morgan Stanley Mortgage Capital Holdings LLC, as the Initial Note A-2 Holder, and Morgan Stanley Mortgage Capital Holdings LLC, as the Initial Note A-3 Holder.

Exhibit 4.5	Agreement Between Note Holders, dated as of September 3, 2015, by and between Bank of America, N.A., as the Initial Note A-1 Holder, and Bank of America, N.A., as the Initial Note A-2 Holder.

Exhibit 4.6
Agreement Between Note Holders, dated as of July 17, 2015, by and between Barclays Bank PLC, as the Initial Note A-1 Holder, Morgan Stanley Bank, N.A., as the Initial Note A-2 Holder, and Morgan Stanley Bank, N.A., as the Initial Note A-3 Holder.

Exhibit 4.7	Agreement Between Note Holders, dated as of July 24, 2015, by and between Morgan Stanley Bank, N.A., as the Initial Note A-1 Holder, and Morgan Stanley Bank, N.A., as the Initial Note A-2 Holder.

Exhibit 99.1	Mortgage Loan Purchase Agreement, dated October 7, 2015, between Bank of America, National Association, as seller, and Banc of America Merrill Lynch Commercial Mortgage Inc., as purchaser.

Exhibit 99.2	Mortgage Loan Purchase Agreement, dated October 7, 2015, between Morgan Stanley Mortgage Capital Holdings LLC, as seller, and Banc of America Merrill Lynch Commercial Mortgage Inc., as purchaser.

Exhibit 99.3	Mortgage Loan Purchase Agreement, dated October 7, 2015, between CIBC Inc., as seller, and Banc of America Merrill Lynch Commercial Mortgage Inc., as purchaser.

Exhibit 99.4
Mortgage Loan Purchase Agreement, dated October 7, 2015, between Starwood Mortgage Funding III LLC, as seller, Starwood Mortgage Capital LLC, and Banc of America Merrill Lynch Commercial Mortgage Inc., as purchaser.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 15, 2015	BANC OF AMERICA MERRILL LYNCH COMMERCIAL MORTGAGE INC. (Registrant)

	By:	/s/ Leland F. Bunch, III
		Name:	Leland F. Bunch, III
		Title:	Chief Executive Officer & President

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
1.1
Underwriting Agreement, dated as of October 7, 2015, among Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC, CIBC World Markets Corp. and Drexel Hamilton, LLC, as underwriters, and Bank of America, National Association.
(E)
4.1
Pooling and Servicing Agreement, dated as of October 1, 2015, between Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Pentalpha Surveillance LLC, as trust advisor, and U.S. Bank National Association, as trustee, certificate administrator, certificate registrar, authenticating agent and custodian.
(E)
4.2
Pooling and Servicing Agreement, dated as of August 1, 2015, among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wells Fargo Bank, National Association, as trustee, and Pentalpha Surveillance LLC, as senior trust advisor.
(E)
4.3
Pooling and Servicing Agreement, dated as of August 1, 2015, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Park Bridge Lender Services LLC, as trust advisor, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, certificate registrar, authenticating agent and custodian.
(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.4
Agreement Between Note Holders, dated as of October 15, 2015, by and between Morgan Stanley Mortgage Capital Holdings LLC, as the Initial Note A-1 Holder, Morgan Stanley Mortgage Capital Holdings LLC, as the Initial Note A-2 Holder, and Morgan Stanley Mortgage Capital Holdings LLC, as the Initial Note A-3 Holder.
(E)
4.5	Agreement Between Note Holders, dated as of September 3, 2015, by and between Bank of America, N.A., as the Initial Note A-1 Holder, and Bank of America, N.A., as the Initial Note A-2 Holder.	(E)
4.6
Agreement Between Note Holders, dated as of July 17, 2015, by and between Barclays Bank PLC, as the Initial Note A-1 Holder, Morgan Stanley Bank, N.A., as the Initial Note A-2 Holder, and Morgan Stanley Bank, N.A., as the Initial Note A-3 Holder.
(E)
4.7	Agreement Between Note Holders, dated as of July 24, 2015, by and between Morgan Stanley Bank, N.A., as the Initial Note A-1 Holder, and Morgan Stanley Bank, N.A., as the Initial Note A-2 Holder.	(E)
99.1	Mortgage Loan Purchase Agreement, dated October 7, 2015, between Bank of America, National Association, as seller, and Banc of America Merrill Lynch Commercial Mortgage Inc., as purchaser.	(E)
99.2	Mortgage Loan Purchase Agreement, dated October 7, 2015, between Morgan Stanley Mortgage Capital Holdings LLC, as seller, and Banc of America Merrill Lynch Commercial Mortgage Inc., as purchaser.	(E)
99.3	Mortgage Loan Purchase Agreement, dated October 7, 2015, between CIBC Inc., as seller, and Banc of America Merrill Lynch Commercial Mortgage Inc., as purchaser.	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
99.4
Mortgage Loan Purchase Agreement, dated October 7, 2015, between Starwood Mortgage Funding III LLC, as seller, Starwood Mortgage Capital LLC, and Banc of America Merrill Lynch Commercial Mortgage Inc., as purchaser.
(E)